UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): October 1, 2005

                                 Imaging3, Inc.
                       ---------------------------------
             (Exact name of registrant as specified in its charter)


                                   California
                         -----------------------------
                 (State or other jurisdiction of incorporation)


      333-117309                                        95-4451059
---------------------------                         -------------------
(Commission File Number)                             (I.R.S. Employer
                                                     Identification No.)

                3200 W. Valhalla Drive, Burbank, California 91505
                ------------------------------------------------
               (Address of principal executive offices) (Zip Code)

         Registrant's telephone number, including area code: (818) 260-0930


--------------------------------------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)


Total number of pages in this document: 4


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                                TABLE OF CONTENTS


SECTION 1.   REGISTRANT'S BUSINESS AND OPERATIONS.............................1

SECTION 2.   FINANCIAL INFORMATION............................................1

SECTION 3.   SECURITIES AND TRADING MARKETS...................................1

         Item 3.02.   Unregistered Sales of Equity Securities.................1

SECTION 4.   MATTERS RELATING TO ACCOUNTANTS AND FINANCIAL
                 STATEMENTS...................................................1

SECTION 5.   CORPORATE GOVERNANCE AND MANAGEMENT..............................1

SECTION 6.   [RESERVED].......................................................1

SECTION 7.   REGULATION FD....................................................2

SECTION 8.   OTHER EVENTS.....................................................2

SECTION 9.   FINANCIAL STATEMENTS AND EXHIBITS ...............................2

SIGNATURES....................................................................2

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SECTION 1.  REGISTRANT'S BUSINESS AND OPERATIONS

         Not Applicable.


SECTION 2.  FINANCIAL INFORMATION

         Not Applicable.


SECTION 3.  SECURITIES AND TRADING MARKETS

         Item 3.02.  Unregistered Sales of Equity Securities.

         On or about October 1, 2005, Imaging3, Inc., a California corporation ("Imaging3") commenced a private placement of up to twenty million (20,000,000) shares of Imaging3's common stock (the "Shares" or the "Common Stock") at a price of five cents ($0.05) per Share. The private placement is being made in reliance upon an exemption from registration under Rule 506 of Regulation D promulgated under Section 4(2) of the Securities Act of 1933, as amended. As of the date of this Form 8-K, Imaging3 has sold approximately 7,032,000 Shares, which constitutes approximately 4.2% of the number of shares of common stock outstanding prior to the offering. The twenty million Shares being offered pursuant to the private placement constitutes approximately 11.8% of the number of shares of common stock outstanding prior to the offering. The offering will terminate on the earlier of (i) the date all Shares are sold or (ii) December 31, 2005, unless the sales termination date is extended again by Imaging3.


SECTION 4.  MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

         Not Applicable.


SECTION 5.  CORPORATE GOVERNANCE AND MANAGEMENT


         Not Applicable.


SECTION 6.  [RESERVED]


SECTION 7.  REGULATION FD DISCLOSURE

         Not Applicable.


SECTION 8.  OTHER EVENTS

         Not Applicable.


                                       1

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SECTION 9. FINANCIAL STATEMENTS, PRO FORMA FINANCIALS & EXHIBITS

         (a)      Financial Statements of Business Acquired

                  Not Applicable.

         (b)      Pro Forma Financial Information

                  Not Applicable.

         (c)      Exhibits

                  Not Applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                 IMAGING3, INC.
                        ---------------------------------
                                  (Registrant)

Date:  November 2, 2005


                                 \s\   Dean Janes
                                 -----------------------
                                 Dean Janes, President











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